                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sections 240.14a-11(c) or
         Sections 240.14a-12

                              VIRGINIA GAS COMPANY
                              --------------------
                (Name of Registrant as Specified in Its Charter)


                              VIRGINIA GAS COMPANY
                              --------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                              VIRGINIA GAS COMPANY
                              200 EAST MAIN STREET
                            ABINGDON, VIRGINIA 24210


               NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE
                               HELD JULY 21, 1999

               ---------------------------------------------------

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Virginia Gas Company (the "Company") to be held on July 21, 1999, at 10:00 a.m., Eastern Daylight Time, at the Camberly's Martha Washington Inn, 150 West Main Street, Abingdon, Virginia 24210, for the following purposes:

         1. To elect one person to the Board of Directors of the Company.

         2. To ratify and approve the 1998 Stock Option Plan.

         3. To ratify the appointment of Arthur Andersen, LLP, independent public accountants, as auditors of the Company for its 1999 fiscal year.

         4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.


         Only those stockholders of record as of the close of business on June 4, 1999, shall be entitled to vote at the meeting.


         In order that your shares may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the accompanying envelope.

                                           By Order of the Board of Directors,


                                           William L. Clear
                                           Assistant Corporate Secretary



June 16, 1999

                              VIRGINIA GAS COMPANY

                                 PROXY STATEMENT



         This Proxy Statement and the accompanying proxy are being furnished to stockholders of Virginia Gas Company (the "Company") in connection with the solicitation of the enclosed proxy by or on behalf of the Board of Directors for use at the Annual Meeting of Stockholders to be held on July 21, 1999, at 10:00 a.m. Eastern Daylight Time, at the Camberly's Martha Washington Inn, 150 West Main Street, Abingdon, Virginia 24210. This Proxy Statement and the accompanying proxy will be first mailed to shareholders on or before June 26, 1999.


         Proxies in the form enclosed herewith are solicited by management at the direction of the Board of Directors of the Company. If the enclosed proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with its terms.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, shareholders will act upon the matters described in the accompanying notice of meeting. This includes the election of one director, ratification of the Company's independent auditors and the approval of the 1998 Stock Option Plan (and grants issued thereunder). In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?


         Only shareholders of record at the close of business on the record date, June 4, 1999, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.


WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock of the Company outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR items 1, 2 and 3.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the meeting. Regardless of the way in which you submitted your original proxy, you may change it by:

         (1)      Returning a later-dated signed proxy card;
         (2) Delivering a written notice of revocation to First Union National Bank, 1525 West W.T. Harris Boulevard, 3C3, Charlotte, North Carolina 28288-1153; or
         (3)      Voting in person at the meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The Board's recommendations are set forth after the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

         -        FOR election of the nominated directors (see Item 1 on page
                  10);
         -        FOR approval of the 1998 Stock Option Plan (see Item 2 on page
                  17); and
         - FOR ratification of the appointment of Arthur Andersen, LLP as the Company's independent auditors for fiscal 1999 (see
                  Item 3 on page 19);

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         For Items 1, 2 and 3, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any item will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the items to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those items and will not be counted in determining the number of shares necessary for approval for Items 1, 2 and 3. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL COUNT THE VOTE?

         Representatives of First Union, our independent stock transfer agent, will count the votes and act as the inspector of election.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you may receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, First Union, at
(704) 590-7382.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although we do not know of any business to be considered at the 1999 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your proxy gives authority to Michael L. Edwards and Karen K. Edwards to vote on such matters at their discretion.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The entire expense of preparing, assembling, printing and mailing the form of proxy and Proxy Statement will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians or fiduciaries to transmit the proxy material to the beneficial owners of shares. Some officers and employees may solicit proxies personally, by telephone, or by mail, and will not be additionally compensated. The Company does not intend to cause a solicitation to be made by specially engaged employees or other paid solicitors.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

         As of April 30, 1999, the following persons beneficially owned 5% or more of the Company's outstanding shares of common stock:

         Dr. James T. Martin                14.53%
         Michael L. and Karen K. Edwards    13.67%



HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table sets forth the beneficial ownership of common stock by the Company's directors and executive officers as of April 30, 1999, as well as additional information about beneficial owners of 5% or more of the Company's common stock based upon filings with the Securities and Exchange Commission and to the Company's knowledge.

Name and Address (1)                          Amount of                Percent of
of Beneficial Owner                           Ownership                  Class
-------------------                           ---------                  -----
Dr. James T. Martin                            800,058                   14.53%
Eagle Top Long Road
Waitesville, Vermont  05673

Michael L. and Karen K. Edwards             752,576(2)                   13.67%

Michael L. Edwards                               6,000                   *

Karen K. Edwards                                 9,900                   *



Name and Address (1)                          Amount of                 Percent of
of Beneficial Owner                           Ownership                  Class
-------------------                        ----------------              -----

G. Lee Crenshaw, II                           14,250.434(3)               *
707 East Main Street, 20th Floor
Richmond, Virginia  23219

Everette G. Allen, Jr.                            75,000(4)              1.36%
Federal Reserve Bank Building
701 East Byrd Street
Richmond, Virginia  23219

Glenn B. Rogers                                    2,000(5)               *
605 Westover Drive
Nashville, Tennessee  37209

James E. Talkington, III                          12,000(6)               *

Timothy L. Ferguson                                  900(7)               *

Bradley L. Swanson                                 4,363(8)               *

G. Scott Hill                                   4,041.83(9)               *

Robert C. Withrow, Jr.                             1,500                  *
                                           ----------------
All executive officers and directors as      882,531.264                16.03%
a group




*        Less than 1%.

(1) Except as otherwise noted, the address of the holder is in care of the Company.

(2) Includes 363,663 shares which may be issued to Mr. and Mrs. Edwards upon exercise of a warrant.

(3) Mr. Crenshaw holds options to acquire an additional 60,000 shares which may be issued to Mr. Crenshaw upon exercise as follows:
         20,000 shares exercisable on each of October 1, 1999, October 1, 2000 and October 1, 2001.


(4) Mr. Allen holds options to acquire an additional 60,000 shares which may be issued to Mr. Allen upon exercise as follows: 20,000 shares exercisable on each of October 1, 1999, October 1, 2000 and
         October 1, 2001.

(5) Mr. Rogers holds options to acquire an additional 60,000 shares which may be issued to Mr. Rogers upon exercise as follows: 20,000 shares exercisable on each of October 1, 1999, October 1, 2000 and
         October 1, 2001.


(6) Includes 10,000 shares which may be issued to Mr. Talkington upon exercise of a warrant. Mr. Talkington holds options to acquire an additional 15,000 shares which may be issued to Mr. Talkington upon exercise as follows: 5,000 shares exercisable on each of October 1, 1999, October 1, 2000 and October 1, 2001.


(7) Mr. Ferguson holds options to acquire an additional 20,000 shares which may be issued to Mr. Ferguson upon exercise as follows:
         6,666 2/3 shares exercisable on each of October 1, 1999, October 1, 2000 and October 1, 2001.

(8) Mr. Swanson holds options to acquire an additional 15,000 shares which may be issued to Mr. Swanson upon exercise as follows: 5,000 shares exercisable on each of October 1, 1999, October 1, 2000 and October 1, 2001.

(9) Mr. Hill holds options to acquire an additional 15,000 shares which may be issued to Mr. Hill upon exercise as follows: 5,000 shares exercisable on each of October 1, 1999, October 1, 2000 and
         October 1, 2001.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission. Based solely upon a review of the forms furnished to the Company and the representations made by the reporting persons to the Company during and with respect to its most recent fiscal year, the Company believes that during 1998 its directors, officers and 10% stockholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act with the exception of the following: (1) the Form 3 and Form 4 for 500 shares purchased in October by Timothy L. Ferguson were filed late by approximately two months; and (2) the Form 4 for 1,000 shares purchased in November by Bradley L. Swanson was filed late by several days.

                                 VOTING ITEM 1.
                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of directors, with each serving staggered three year terms. The Board of Directors currently consists of five directors. The director nominated for election at the 1999 Annual Meeting is Michael L. Edwards. The nominee, if elected, will serve until the Annual Meeting of stockholders held in 2002 and until his respective successor is elected and qualified. To be elected as a director, the nominee must receive the favorable vote of a majority of the shares represented and entitled to vote at the meeting. Although the nominee currently intends to serve on the Board, if the nominee should decline or be unable to serve, the Board will designate a substitute nominee. The Company has no reason to believe that the nominee will decline or be unable to serve.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                          THE ELECTION OF THE NOMINEE

         Set forth below for the nominee is information regarding his age, the period during which he has served as a director, his business experience during at least the past five years and other directorships currently held by the nominee.

         Michael L. Edwards, age 46, has served as President and Director of the Company since its formation in 1987 and Chairman from 1987 to April 1999. He also serves as President of Virginia Gas Exploration Company, Virginia Gas Pipeline Company, Virginia Gas Marketing Company, Virginia Gas Propane Company, Virginia Gas Storage Company and Virginia Gas Distribution Company. From 1983 to 1986 Mr. Edwards served as Executive Vice President and Director of Petroleum Development Corporation. Mr. Edwards is a Phi Beta Kappa graduate of the University of California, Berkeley and he received an MBA from the Stanford University School of Business. He is the husband of Karen
K. Edwards.


CONTINUING DIRECTORS

         Set forth below is information regarding the Company's continuing Directors, their ages, the period during which they have served as a Director, their business experience during at least the past five years and other directorships currently held by them.

         Glenn B. Rogers, age 60, served as Senior Vice President of Marketing and Gas Supply for United Cities Gas Company from 1970 until his retirement in October 1997. In this position, he was responsible for the propane operations of United Cities Gas Company. From 1979 to 1987, Mr. Rogers served United Cities Gas Company as Group Vice President of Gas Supply, Marketing and Rates and from 1976 to 1979 he served as Vice President of Gas Supply. Mr. Rogers is a past president of the Southeastern Gas Association. He also serves as a director of Vietti Food Corporation. Mr. Rogers holds a B.S. degree in mathematics from Peabody College and a Master's degree in mathematics from Southeast Oklahoma State College. Mr. Rogers' term as a Director expires in 2001. Mr. Rogers was elected Chairman of the Board in April 1999.

         Karen K. Edwards, age 41, has served as Vice President and Director of the Company since its formation in 1987. She served as Treasurer until September 1995 and as Secretary until March 1998. Ms. Edwards received an MBA from the Colgate Darden Graduate School of Business at the University of Virginia and a Bachelor's degree in Business Administration from the University of Colorado. Ms. Edwards' term as a Director expires in 2001. She is the wife of Michael L. Edwards.

         Everette G. Allen, Jr., age 58, has served as a Director of the Company since January 1998. He has served as Chairman of Hirschler, Fleischer, Weinberg, Cox & Allen, a law firm located in Richmond, Virginia since 1986, and has been employed by that firm since 1970. Mr. Allen is a director of Hersha Hospitality Trust, a publicly traded real estate investment trust registered on the American Stock Exchange. Mr. Allen has served as a member of the Board of Trustees for Randolph-Macon College and is a Fellow with the American College of Trial Lawyers. He is a Phi Beta Kappa graduate of Randolph-Macon College and a graduate of the University of Virginia Law School. Mr. Allen's term as Director expires in 2000.

         G. Lee Crenshaw, II, age 40, has served as a Director of the Company since January 1998. He has served as a Director and Senior Vice President of Anderson & Strudwick, Inc. since 1994. From 1991 to 1994 he was employed at Scott & Stringfellow as Vice President. Mr. Crenshaw was employed as a stockbroker at Wheat, First Securities, Inc. from 1982 to 1991. He is a graduate of Virginia Commonwealth University. Mr. Crenshaw's term as a Director expires in 2000.


ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held nine meetings during 1998. Each incumbent Director attended more than 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such Director served in 1998.

         Committees of the Board of Directors currently consist of an Executive Committee, Audit Committee, Nominating Committee and Compensation Committee. The Executive Committee, created in March 1998, is composed of Michael L. Edwards, Everette G. Allen, Jr. and G. Lee Crenshaw, II. With certain limitations, it functions in place of the Board during intervals between regular Board of Directors meetings. The Executive Committee met three times during 1998.

         The Audit Committee, composed of Michael L. Edwards, Everette G. Allen, Jr. and G. Lee Crenshaw, II, recommends the independent public accountants to be appointed by the Board of Directors as auditor of the Company, its subsidiaries and affiliated companies. The Audit Committee also reviews the results, findings and recommendations of audits performed by the independent public accountants, the significant accounting policies of the Company and the system of internal controls. It reports to the Board of Directors and makes such investigations as it deems appropriate. The Audit Committee met one time during 1998.

         The Nominating Committee, created in March 1998, is composed of Michael
L. Edwards, Karen K. Edwards and Everette G. Allen, Jr. This committee reviews the qualifications of persons recommended for membership to the Board of Directors of the Company and nominates such persons for election by the stockholders of the Company. The committee also considers nominees for directors recommended by stockholders. Such recommendations, with relevant supporting data, should be submitted to William L. Clear, Chief Financial Officer.

         The Compensation Committee, created in June 1998, is composed of Michael L. Edwards, Robert C. Bright and Glenn B. Rogers. The committee reviews compensation paid to employees, officers and directors of the Company and presents recommendations to the Board of Directors regarding compensation. The Compensation Committee met three times during 1998.

COMPENSATION OF DIRECTORS

         Directors of the Company receive $2,500 for attending each Board of Directors meeting. Directors also receive an additional $2,500 for serving on the Audit Committee. Directors are eligible to participate in the Company's 1998 Stock Option Plan. The Board adopted the 1998 Stock Option Plan on June 10, 1998, subject only to approval by a majority of the outstanding shareholders of the Company. The 1998 Stock Option Plan is discussed in greater detail in Item 2, page 17.

EXECUTIVE OFFICERS

         The executive officers are elected to serve annual terms at the first Board of Directors meeting following the annual meeting of the stockholders. Executive officers are eligible to participate in the Company's 1998 Stock Option Plan. Certain information concerning the Company's executive officers as of April 30, 1999 is set forth below, except that information concerning Mr. and Mrs. Edwards is presented above.

         James E. Talkington, III, age 39, has served as Vice President, Land and Legal Affairs of the Company since April 1998. He has been employed by the Company since 1994 as land manager. Prior to his affiliation with the Company, Mr. Talkington was an independent land manager for Ashland Exploration Company in 1994. From 1989 to 1993 Mr. Talkington was employed by Continental Reserves Oil Company as land manager.

         Bradley L. Swanson, age 52, has served as Vice President, Marketing and Government Affairs of the Company since April 1998. He has been employed by the Company since 1987 with responsibility for land leasing, right of way purchases, legal matters and government relations. From 1983 to 1987 Mr. Swanson was the owner and operator of Home Town Properties, a residential and commercial real estate firm.

         G. Scott Hill, age 42, has served as Vice President, Operations of the Company since April 1998. He has been employed by the Company since March 1997 with responsibility for gas storage and pipeline operations. From 1985 to 1996 Mr. Hill was employed by Columbia Natural Resources as a drilling engineer.

         Robert C. Bright, age 56, has served as Secretary of the Company since April 1998. He has served as President and Director of Bright & Bryant, a Professional Corporation, a law firm located in Oklahoma City, Oklahoma since 1992. From 1979 to 1992 Mr. Bright served as President and Director of Bright & Nichols, an Oklahoma City law firm.

         Robert C. Withrow, Jr., age 51, has served as Treasurer of the Company since April 1998. He has been employed by the Company since February 1998 as director of accounting. From 1981 to 1997 Mr. Withrow was employed as Vice President of Finance of The Dosco Corporation. From 1979 to 1980 he was employed by American Electric Power Company as internal audit manager. Mr. Withrow was employed by Deloitte & Touche from 1972 to 1979 as senior auditor. He is a certified public accountant.

         William L. Clear, age 28, has served as Chief Financial Officer of the Company beginning in December 1998 and Assistant Secretary of the Company since April 1998. He has been employed by the Company since March 1998 as accounting manager. Mr. Clear also serves as Secretary and Treasurer of Virginia Gas Distribution Company, Virginia Gas Storage Company, Virginia Gas Marketing Company, Virginia Gas Pipeline Company, Virginia Gas Propane Company and Virginia Gas Exploration Company. From 1993 to February 1998 Mr. Clear was employed by Coopers and Lybrand L.L.P. as a business assurance senior associate specializing in audits of utility companies. He received a B.S. in accounting from Emory & Henry College and an M.A. in accounting from the University of Tennessee, Knoxville. Mr. Clear is a certified public accountant.


         Timothy L. Ferguson, age 34, has served as Senior Vice President of the Company since November 1998 and Chief Operating Officer since April 1999. He has been employed by the Company since March 1998 with responsibility primarily for pipeline and storage operations. Mr. Ferguson also serves as Senior Vice President of Operations for Virginia Gas Pipeline Company, Virginia Gas Storage Company, Virginia Gas Distribution Company, Virginia Gas Exploration Company and Virginia Gas Propane Company. Prior to his affiliation with the Company, Mr. Ferguson was employed by Palmer Engineering Company, as an engineering project manager between 1994 and 1998, and by Tenneco Gas, as a project engineer from 1989 to 1994.

                             EXECUTIVE COMPENSATION

         The following table presents information concerning the annual compensation of the Chief Executive Officer and each executive officer of the Company whose salary and bonus were greater than $100,000 in 1998. This table presents compensation for services rendered in all capacities to the Company in 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   Stock
                                                                                  Options
Name and Principal                                                                    and          Other
      Position(1)                   Year         Salary(2)        Bonus(2)        Warrants         Comp.(3)
      -----------                   ----         ---------        --------        --------         --------
Michael L. Edwards                  1998          $155,000         $31,802              -            $32,441
  President and Chief               1997           157,917          50,000              -             32,837
  Executive Officer                 1996           150,000             727              -              2,889

James E. Talkington, III            1998            70,000          11,754           37,800(4)         8,924
  Vice President of Land and        1997            55,930          20,000           38,000(5)         9,237
  Legal Affairs                     1996            51,299               -                -            9,240

Bradley L. Swanson                  1998            75,000          10,000           37,800(4)         9,350
  Vice President of Marketing       1997            68,039           2,548                -            7,425
  and Government Affairs            1996            61,057          26,242                -            9,240

G. Scott Hill                       1998            83,054               -           37,800(4)         9,075
  Vice President of Operations      1997            50,876           5,500                -            1,733
                                    1996                 -               -                -                -

Timothy L. Ferguson                 1998            66,484           1,729           50,400(6)         4,819
  Senior Vice President of          1997                 -               -                -                -
  Operations                        1996                 -               -                -                -



(1) Allan R. Poole, a prior director, officer and employee terminated employment with the Company in 1998 and received total compensation in 1998 in excess of $100,000, which included a severance payment.

(2) Amounts include cash compensation earned and received by the named officer as well as amounts deferred under a 401(k) Savings Plan.

(3) Amounts shown include Company contributions to a 401(k) Savings Plan, vehicle allowances and directors' fees.

(4) Amounts include value of stock options for purchase of 15,000 shares issued under 1998 Stock Option Plan, subject to shareholder approval. Options vest over a three-year term from the date of grant at 33% per year commencing October 1, 1999. Value of stock options was determined as set forth in stock option grant charts below.

(5)      Amount includes value of warrant to purchase 10,000 shares.

(6) Amounts include value of stock options for purchase of 20,000 shares issued under 1998 Stock Option Plan, subject to shareholder approval. Options vest over a three-year term from the date of grant at 33% per year commencing October 1, 1999. Value of stock options was determined as set forth in stock option grant charts below.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding the grant of stock options during the 1998 fiscal year under the 1998 Stock Option Plan to the named directors and executive officers:

                      EMPLOYEE GRANTS OF STOCK OPTIONS IN 1998

                                 Number           % of Total
                                   of              Options
                               Securities          Granted to         Exercise                        Grant
                               Underlying           Employees           Price                          Date
                                Option             in Fiscal            Per          Expiration       Dollar
            Name               Granted(1)            Year              Share            Date         Value(2)
            ----               ----------            ----              -----            ----         --------
Timothy L. Ferguson                 20,000           25%               $4.125         10/1/2008       $50,400
James E. Talkington, III            15,000           18.75%            $4.125         10/1/2008        37,800
Bradley L. Swanson                  15,000           18.75%            $4.125         10/1/2008        37,800
G. Scott Hill                       15,000           18.75%            $4.125         10/1/2008        37,800
William L. Clear                    15,000           18.75%            $4.125         10/1/2008        37,800




                  NON-EMPLOYEE GRANTS OF STOCK OPTIONS IN 1998

                                                  % of Total
                                   Number           Options
                                     of           Granted to
                                 Securities           Non-           Exercise                         Grant
                                 Underlying       Employees            Price                          Date
                                   Option         in Fiscal             Per          Expiration       Dollar
            Name                 Granted(1)         Year               Share            Date         Value(2)
            ----                 ----------         ----               -----            ----         --------
Everette G. Allen, Jr.              60,000           28.57%            $4.125         10/1/2008      $151,200



Glenn B. Rogers                     60,000           28.57%            $4.125         10/1/2008        151,200
G. Lee Crenshaw, II                 60,000           28.57%            $4.125         10/1/2008        151,200
Robert C. Bright                    30,000           14.29%            $4.125         10/1/2008         75,600




(1) All options will vest over three years on the anniversary date of the grant at 33% per year between October 1, 1999 and October 1, 2001 and have a 10-year term. None of these options outstanding as of April 30, 1999 are currently exercisable.

(2) These values were established using the Black-Scholes stock option valuation model. Assumptions used to calculate the grant date present value of option shares granted during 1998 were in accordance with SFAS 123, as follows:

         EXPECTED VOLATILITY: The standard deviation of the continuously compounded rates of return calculated on the average daily stock price over a period of time immediately preceding the grant and equal in length to the expected life. The volatility was 50%.

         RISK-FREE INTEREST RATE:  The risk-free interest rate was 4.16%.

         DIVIDEND YIELD: The expected annual dividend yield was .71% based on the historical dividend yield over the expected term of the option.

         EXPECTED LIFE:  The expected life of the grant was 10 years.

         PER SHARE VALUE:  The per share value for these grants was $2.52.

EMPLOYEE STOCK PURCHASE LOANS

         On May 17, 1996, the Board of Directors of the Company approved a plan whereby the Company made available to certain key employees five year interest-free loans for the purpose of purchasing a total of 40,000 shares of the Company's common stock at a purchase price of $6.00 per share, which was the fair market value of the shares on that date. In the event an employee who has been given a loan pursuant to this plan terminates his employment with the Company at any time prior to the due date of the loan, the loan is then immediately due and payable, with interest from the date of the loan at prime rate plus 2%, compounded monthly. All certificates for shares issued under this plan to a key employee shall be held by the Company as security until the loan is paid in full. Pursuant to this plan, on July 31, 1996, the Company made a loan of $90,000 to Michael L. and Karen K. Edwards to purchase 15,000 shares.

EMPLOYMENT AGREEMENT

         On May 23, 1996, the Company entered into a ten-year employment agreement with Michael L. Edwards which provides for an annual salary of $155,000. Mr. Edwards will also receive annual bonuses computed on the basis of 10% of the Company's pre-tax earnings on all amounts from $1,000,000 to $1,999,999 and 15% of the Company's pre-tax earnings on all amounts in excess of $2,000,000. The bonus for 1996 was $50,000 and was paid in 1997. The bonus for 1997 was $31,802 and was paid in 1998. In the event Mr. Edwards' employment is terminated by the Company for any reason other than for cause during the term of the employment agreement, at the election of Mr. Edwards the Company will be obligated to purchase all or a portion of the shares held by him and/or his wife at a price equal to 150% of the market value of the Company's shares on the date of termination. In addition, the Company will be obligated to pay Mr. Edwards in a lump sum all salary amounts payable to Mr. Edwards through the term of the employment agreement plus an additional $2,000,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Crenshaw, Senior Vice President of Anderson & Strudwick, Inc. serves as a director of the Company. He receives $2,500 for each meeting of the Board of Directors he attends and $2,500 for each meeting of the Audit Committee he attends.

         Anderson & Strudwick Incorporated received a fee of $348,028 as a result of the sale of the Company's common stock to Dr. Martin and has underwritten four tax exempt bond offerings through which the Company has borrowed $20,100,000. A fee equal to 0.25% of the outstanding principal amount of the bonds is paid to Anderson & Strudwick Incorporated and one of its senior officers for bondholder services. Anderson & Strudwick Incorporated received commissions totaling $610,375 from the two bond offerings which closed during 1997 and 1996. In addition Anderson & Strudwick Incorporated served as underwriter for the Company's initial public offering of its common stock in 1996 for which it received fees of $735,840 and warrants exercisable for 153,300 shares at an exercise price of $9.90 per share, which are subject to a shelf registration statement. In 1998, Anderson & Strudwick received compensation of $29,402 from the Company.


         Mr. Bright, Secretary of the Company, is a stockholder in Law Offices of Robert C. Bright, a Professional Corporation ("Bright"), which provides certain legal services to the Company. During 1997 and 1998 and for the three months ended March 31, 1999, Bright received legal fees from the Company of approximately $142,000, $300,000 and $38,000, respectively. It is anticipated that Bright will continue to provide legal services to the Company.



         Mr. Allen serves as a Director of the Company and receives $2,500 for each meeting of the Board of Directors he attends and $2,500 for serving on the Audit Committee. Mr. Allen is a stockholder in Hirschler, Fleischer, Weinberg, Cox & Allen, a Professional Corporation ("HFWCA"), which provides certain legal services to the Company. HFWCA was selected as general counsel for the Company in 1998. During 1998 and for the three months ended March 31, 1999, HFWCA received legal fees from the Company of approximately $5,600 and $10,400, respectively. It is anticipated that HFWCA will continue to provide legal services to the Company.


                                 VOTING ITEM 2.
                   APPROVAL OF THE ISSUANCE OF THE 1998 STOCK
                           OPTION PLAN OF THE COMPANY

         The Board of Directors of the Company proposes the approval of the 1998 Stock Option Plan (the "Plan") for the Company. The Board of Directors adopted the Plan on June 10, 1998 subject to stockholder approval. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan which is attached as Exhibit A to this Proxy Statement.

         PURPOSE: The primary purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company. In particular, the shares reserved for issuance under the Plan have been used for grants to the non-employee directors and senior executive officers of the Company. The Board of Directors believes that such grants are necessary to attract and retain critical executive personnel to the Company.

         SHARES ISSUABLE: The Company has reserved 290,000 shares for issuance under the Plan. As of April 30, 1999, no shares have been issued under the Plan. Shares of common stock that are subject to outstanding options that expire or terminate prior to exercise will be available for future issuance under the Plan.

         ELIGIBILITY: Under the Plan, employees, directors and consultants may be awarded options to purchase shares of common stock. Accordingly, all current directors and officers of the Company will be eligible to participate in the Plan. Options may be incentive stock options under Section 422 of the Internal Revenue Code, if issued to employees, or non-statutory stock options not designed to meet such requirements.


         ADMINISTRATION: The Plan shall be administered by either the Board of Directors or an Option Committee, which shall be a committee composed solely of two or more non-employee disinterested directors. The Board of Directors has the discretionary authority to determine to whom options are granted, the number of options granted and the terms of any options granted. Options granted to employees may have a term of up to ten years from the date of grant.


         EXERCISE: The Plan permits exercise of stock options by payment through check, promissory note and certain cashless exercises, including payment through other shares of the Company's capital stock and a withholding of the number of shares subject to the option that have a fair market value on the date of exercise equal to the exercise price for the total number of shares for which the option is exercised.

         ACCELERATION: Upon a change in control, unless otherwise expressly provided in an option agreement, any and all outstanding options not fully vested and exercisable shall fully vest and be immediately exercisable, and any other restrictions on such options shall terminate. Generally, a change of control includes the acquisition of 80% or more of the voting power of the Company and a reorganization, merger or other consolidation, except where more than 60% of the then outstanding shares of common stock of the entity resulting from such transaction is beneficially owned by substantially all of the individuals or entities which are the beneficial owners of the common stock of the Company immediately prior to such transaction.

         AMENDMENTS: The Board of Directors may amend or terminate the Plan at any time. Any such amendment or termination shall not affect previously granted options. Amendments or terminations may be subject to stockholder approval to the extent required by applicable laws.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Certain stock options granted under the Plan may be designated as "incentive stock options" within Section 422 of the Internal Revenue Code. The grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of such option, and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the stock acquired upon exercise within either: (i) two years after the grant of the incentive stock option; or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the stock will be taxed as a long-term capital gain. If the optionee, within either of the above periods, disposes of the stock acquired upon exercise of the incentive stock option, the optionee will then recognize as ordinary income an amount equal to the lesser of: (i) the gain realized upon the disposition; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company is entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. An optionee also may have alternative minimum tax consequences from the exercise of any incentive stock option.

         NON-QUALIFIED STOCK OPTIONS. Upon exercise of non-qualified stock options under the Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received over the exercise price of such stock. That amount will increase the optionee's tax basis in the stock acquired, and upon a subsequent sale of such stock, the optionee will recognize gain or loss depending upon his holding period for the stock and any additional appreciation or depreciation in the market value of the stock. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon his or her exercise of the option.

BOARD OF DIRECTORS RECOMMENDATION

         The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve the issuance of the 1998 Stock Option Plan of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN.

                                 VOTING ITEM 3.
                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of Arthur Andersen, LLP, independent public accountants, as auditors to examine the Company's financial statements for 1999. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of Arthur Andersen, LLP as auditors of the Company.

         A representative of Arthur Andersen, LLP is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative also will have an opportunity to make a statement if the representative so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN, LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS AUDITORS OF THE COMPANY FOR ITS 1999 FISCAL YEAR.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals submitted for inclusion in the Proxy Statement for the 2000 Annual Meeting must comply with the requirements of the Securities and Exchange Commission. A stockholder proposal generally will be voted on only if the stockholder or the stockholder's representative attends the Annual Meeting and presents the proposal. Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting must be received by the Secretary of Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210, no later than January 10, 2000, in order to be considered for inclusion in the Company's Proxy Statement related to that meeting.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Annual Meeting of Stockholders other than those set forth above. However, if any other matters properly come before the meeting, proxies received pursuant to this solicitation will be voted thereon in the discretion of the proxyholder.

                          ANNUAL REPORT ON FORM 10-KSB

         Copies of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge upon written request of any stockholder of record. Requests for this report should be directed to Angela Funk, Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210.

                                            By Order of the Board of Directors



                                            William L. Clear
                                            Assistant Corporate Secretary



June 16, 1999

                                    EXHIBIT A

                             1998 STOCK OPTION PLAN




                              VIRGINIA GAS COMPANY
                             1998 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Option Committee at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  2.1 OPTION COMMITTEE means the committee designated by the Board to administer the Plan.

                  2.2      BOARD means the Board of Directors of the Company.

                  2.3 CODE means the Internal Revenue Code of 1986, as amended.

                  2.4 COMPANY means Virginia Gas Company, a Delaware corporation.

                  2.5 CONSULTANT means any consultant or advisor to the Company or any Parent or Subsidiary and any director of the Company whether compensated for such services or not, but not including any Employee.

                  2.6 CONTINUOUS STATUS AS AN EMPLOYEE means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  2.7 EMPLOYEE means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  2.8 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  2.9 FAIR MARKET VALUE means, as of any date, the value of Stock determined as follows:

                  (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Option Committee deems reliable;

                  (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

                  (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Option Committee.

                  2.10 INCENTIVE STOCK OPTION means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  2.11 NONQUALIFIED STOCK OPTION means an Option not intended to qualify as an Incentive Stock Option.

                  2.12 OPTION means a stock option granted pursuant to the Plan.

                  2.13     OPTIONED STOCK means the Stock subject to an Option.

                  2.14 OPTIONEE means an Employee or Consultant who receives an Option.

                  2.15 PARENT means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  2.16     PLAN means this 1998 Stock Option Plan.

                  2.17 SHARE means a share of the Stock, as adjusted in accordance with Section 13 of the Plan.

                  2.18 STOCK means the Common Stock, par value $.001 per share, of the Company.

                  2.19 SUBSIDIARY means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
                  Section 13 of the Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 290,000 shares. The shares may be authorized, but unissued, or reacquired Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  4.1 ADMINISTRATION BY BOARD OR COMMITTEE. The Plan shall be administered by (a) the Board or (b) the Option Committee, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, the Option Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Option Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Option Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  4.2 LIMITATION ON ADMINISTRATION BY BOARD. Notwithstanding the foregoing, the Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and
                           (b) the Board's administration of the Plan would prevent the Plan from complying with Rule 16b-3.

                  4.3 MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  4.4 POWERS OF THE OPTION COMMITTEE. Subject to the provisions of the Plan and in, the case of a committee, the specific duties delegated by the Board to such committee, the Option Committee shall have the authority, in its discretion:

                  (i) to determine whether and to what extent Options shall be granted hereunder;

                  (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

                  (iv) to determine the Fair Market Value of the Stock, in accordance with Section 2.9 of the Plan;

                  (v)      to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions of any Option granted hereunder not inconsistent with the terms of the Plan, including, but not limited to, the per share exercise price for the Shares to be issued, vesting periods, restrictions or limitations, or any vesting acceleration or waiver of forfeiture;

                  (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 10.4;

                  (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Optionee (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                  (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted.

                  4.5 EFFECT OF OPTION COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Option Committee shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Option Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Option Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

         5.       ELIGIBILITY.

                  5.1 EMPLOYEES AND CONSULTANTS. Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  5.2 DESIGNATION OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  5.3 EFFECT ON EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board subject only to approval by the holders of a majority of the outstanding Shares within 12 months after such date. Should the Plan not be approved by a vote of stockholders as specified above, the Plan shall terminate 12 months after the effective date, all options issued prior to that termination date shall continue in effect but without the benefits that would accrue under the Code or the Act from such stockholder approval. Otherwise, it shall continue in effect until ten years from the effective date, unless extended by the Board or sooner terminated under Section 15 of the Plan. No grants of Options will be made pursuant to the Plan after termination of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8.       OPTION EXERCISE PRICE AND CONSIDERATION.

                  8.1 OPTION EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Option Committee; provided, however, that as to an Incentive Option:

                  (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (ii) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  8.2 CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option may be paid by certified or cashier's check. In the discretion of the Option Committee as set forth in the Option Agreement or, except for Incentive Options, determined at the time of exercise, payment may also be made by any or all of the following:

                  (i)      check,

                  (ii)     promissory note,

                  (iii) other shares of the Company's capital stock which (a) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

                  (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,

                  (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or

                  (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

         9. LIMITATION ON EXERCISE. The following limitations on exercise of Options shall apply to all Incentive Stock Options and, except to the extent waived by the Option Committee and stated in the option agreement, to all other Options.

                  9.1 TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's relationship as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or on termination of an Optionee's Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within 90 days (or, as to Options other than Incentive Options, such longer period of time as is determined by the Option Committee) after the date of such termination, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement, exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  9.2 DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9.1 above, in the event of termination of an Optionee's relationship as a Consultant or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within 12 months from the date of such termination and in no event later than the expiration date of the term of such Option as set forth in the option agreement, exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  9.3 DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within 12 months following the date of death

                           (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee's estate (or such other person who acquired the right to exercise the Option) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         10.      EXERCISE OF OPTION.

                  10.1 PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8.2 of the Plan. An Option may not be exercised for a fraction of a Share.

                  10.2 EFFECT ON NUMBER OF SHARES. Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  10.3     RULE 16B-3. Options granted to persons subject to
                           Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
                           Section 16 of the Exchange Act with respect to Plan transactions.

                  10.4 BUY OUT PROVISIONS. The Option Committee may at any time offer to buy out an Option previously granted for a payment in cash or Shares, based on such terms and conditions as the Option Committee shall establish and communicate to the Optionee at the time that such offer is made.

         11. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Option Committee, Optionees may satisfy withholding tax obligations as provided in this Section. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Option Committee and shall be subject to the following restrictions:

                  (i) the election must be made on or prior to the applicable Tax Date;

                  (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (iii) all elections shall be subject to the consent or disapproval of the Option Committee; and

                  (iv) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
                           Section 16 of the Exchange Act with respect to Plan transactions.

                  In the event the election to have Shares withheld is made by an Optionee, the Tax Date is deferred under Section 83 of the Code and no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bond, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; subject to the following:

                  (i) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option and (b) the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

                  (ii) Unless otherwise expressly provided in an option agreement, upon a Corporate Change (as defined below), notwithstanding any other provision of this Plan, any and all outstanding Options not fully vested and exercisable shall vest in full and be immediately exercisable, and any other restrictions on such Options including, without limitation, requirements concerning the achievement of specific goals shall terminate. The foregoing shall apply to Incentive Options, unless stated to the contrary in the option agreement, even though the effect may be to convert part of the Option to a Nonqualified Option.

                  13.2 CORPORATE CHANGE. As used in this Plan, a "Corporate Change" shall be deemed to have occurred upon, and shall mean
                  (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
                  Act) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80% or more of either (i) the then outstanding shares of Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following transactions shall not constitute a Corporate Change; (a) any acquisition by virtue of the conversion of preferred stock of the Company outstanding on the effective date hereof; (b) customary transactions with and between underwriters and selling group members with respect to a bona fide public offering of securities, (c) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (d) any acquisition by the Company,
                  (e) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (f) any acquisition by any entity pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation the conditions described in clauses (i), (ii) and (iii) of clause (B) of this Section are satisfied; or (B) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock (or other equivalent securities) of the entity resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors (or other similar governing body) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                  (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such entity resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 80% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 80% or more of, respectively, the then outstanding shares of common stock (or other equivalent securities) of the entity resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors (or other similar governing body) and (iii) at least a majority of the members of the board of directors (or other similar governing body) of the entity resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "Incumbent Board" shall mean individuals who as of the effective date hereof constitute the Company's Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors or (ii) a plan or agreement to replace a majority of the members of the Board of Directors then comprising the Incumbent Board.

                  13.3 COMPLIANCE WITH RULE 16B-3. The Company intends that this Section 13 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor under the Exchange Act during the term of the Plan. Should any provision of this Section not be necessary to comply with the requirements of Rule 16b-3 or should any additional provisions be necessary for this Section to comply with the requirements of Rule 16b-3, the Board of Directors may amend the Plan to add to or modify the provisions of the Plan accordingly.

                  13.4 NO ADJUSTMENT UPON ISSUANCE OF SHARES. Except as otherwise provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

         14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Option Committee makes the determination granting such Option, or such other date as is determined by the Option Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15.      AMENDMENT AND TERMINATION OF THE PLAN.

                  15.1 AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  15.2 EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         16.      CONDITIONS UPON ISSUANCE OF SHARES.

                  16.1 COMPLIANCE WITH LAWS. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  16.2 REPRESENTATIONS AND WARRANTIES. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18 INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are generally provided to all stockholders of the Company. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

         19 GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the Commonwealth of Virginia without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.


THIS 1998 STOCK OPTION PLAN OF VIRGINIA GAS COMPANY WAS ADOPTED BY ITS BOARD OF DIRECTORS ON JUNE 10, 1998.

                              VIRGINIA GAS COMPANY

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD JULY 21, 1999




         The undersigned, having received the Annual Report to Stockholders and the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement dated June 16, 1999, hereby appoints Michael L. Edwards and Karen K. Edwards as proxies, with full power of substitution, to vote all shares of stock of the Company held by the undersigned on June 4, 1999 which are entitled to be voted at the Annual Meeting of Stockholders to be held at the Camberly's Martha Washington Inn, 150 West Main Street, Abingdon, Virginia 24210 on July 21, 1999 at 10:00 a.m. and any adjournments thereof, on all matters coming before said meeting as shown on the reverse side of this card. The undersigned acknowledges receipt of the 1998 Annual Report and the Notice of Meeting and Proxy Statement dated June 16, 1999.


         Please mark your votes as in this example using dark ink only.  /X/

         The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

ITEM NO. 1:

ELECTION OF DIRECTORS:   /  / FOR the nominee listed      /  / WITHHOLD
                              below (except as marked          to vote for the
                              to the contrary below)           nominee listed
                                                               below)

                               Michael L. Edwards

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below)

                        --------------------------------


ITEM NO. 2:       To approve the 1998 Stock Option Plan of the Company as
                  described in the Proxy Statement dated June 16, 1999.

                  /  / FOR /  / AGAINST     /  / ABSTAIN


ITEM NO. 3:       To ratify the appointment of Arthur Andersen, LLP,
                  independent public accountants, as auditors of the Company for its 1999 fiscal year.

                  /  / FOR /  / AGAINST     /  / ABSTAIN

ITEM NO. 4:       In their discretion, on any other business which may properly come before the meeting.

         The shares represented by this proxy will be voted as specified. If no choice is specified such shares will be voted "FOR" Proposals 1, 2 and 3.

Place an X here if you plan to attend the meeting.   /  /

                      Date: __________________________, 1999

                      --------------------------------------
                      Signature

                      --------------------------------------
                      Signature

NOTE: Please mark, date and sign as your name appears above and promptly return in the prepaid return envelope provided. When signing as attorney, administrator, executor, guardian or trustee, please give full title as such.